UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2018

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Small Cap Growth Fund (formerly Great-West Multi-Manager Small Cap Growth Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2018
On June 5, 2018 the Securities and Exchange Commission adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact (866) 345-5954 or make elections online at www.fundreports.com to let the Fund know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective September 8, 2015, Great-West Funds, Inc. and Great-West Capital Management, LLC retained Lord Abbett & Co. LLC (“Lord Abbett”) and Peregrine Capital Management, Inc. (“Peregrine”) as co-sub-advisers to the Fund.
For the twelve month period ended December 31, 2018, the Great-West Small Cap Growth Fund (Institutional Class shares) returned -2.72%, relative to a -9.31% return for the Russell 2000® Growth Index, the Fund’s benchmark index.
Lord Abbett Commentary
Domestic equity returns were negative over the past year, with large cap stocks, as represented by the S&P 500® Index, falling -4.38% during the period, while small cap stocks, as represented by the Russell 2000® Index were down -11.01%. During the period, there were several market-moving events. Notably, Congress passed the largest rewrite of the U.S. tax code in decades, which went into effect in January 2018. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. In December, the White House announced a trade truce between the U.S. and China following a meeting between President Trump and President Xi Jinping at the G20 summit. The U.S. agreed to maintain a 10% tariff rate on $200 billion worth of Chinese imports at the start of 2019 as opposed to the originally planned 25% tariff rate. In return, China agreed to purchase a substantial amount of U.S. agriculture, industrial, and energy products to further reduce the trade imbalance. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.–Mexico–Canada Agreement (USMCA).
In March 2018, the Federal Reserve raised its target for short-term interest rates by 0.25%, to a range of 1.50%-1.75%, and followed with rate hikes of 0.25% at each of its June, September, and December meetings, raising the target range to 2.25%-2.50%. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Following the prior month’s volatility, domestic equity markets rallied in November and partially reversed October’s losses, however the S&P 500 Index returned to negative territory in December, posting its worst month since February 2009.
Security selection and positioning within the information technology and health care sectors contributed to the Lord Abbett portion of the Fund’s relative performance during the 12-month period. Within the information technology sector, shares of Everbridge, Inc., a developer of critical event and enterprise safety software solutions, contributed during the period. Everbridge delivered successive quarters of strong earnings and revenue growth as it increased its product line-up and critical management deals, expanded internationally, and completed its acquisition of Unified Messaging Systems. Alteryx, Inc., which engages in the provision of self-service data analytics software, also contributed to relative performance. Shares of Alteryx benefited from increased awareness of its data solutions with little competition, while it introduced several new product initiatives over the course of the period.

Within the health care sector, the Lord Abbett portion of the Fund’s positioning in Madrigal Pharmaceuticals, Inc., a developer of therapeutic treatments for a multitude of diseases, contributed. Shares of Madrigal Pharmaceutical rose dramatically as the company’s Phase 2 data for its drug MGL 3196, which treats non-alcoholic steatohepatitis (NASH), showed a statistically significant benefit on NASH resolution, and a reduction in markers of fibrosis. Investors’ confidence in an eventually successful Phase 3 trial improved significantly.
Security selection and an underweight to the financials sector detracted most from performance relative to the Russell Micro Cap Growth Index during the performance period. Within the financials sector our holdings of Trupanion, Inc., a medical insurance provider focused on pets, detracted. Despite Trupanion’s strong fiscal third quarter revenue and earnings beat, investors’ concerns over its valuation and limits of its addressable market weighed on its shares. Within this sector, the portfolio’s holdings of Byline Bancorp, Inc., a community and commercial bank, also detracted. U.S. banks, like Byline, faced headwinds during the latter half of the year as investors appeared to expect commercial and industrial loan growth to decline, while the industry continued to face tougher competition from non-bank lenders and corporate clients.
Security selection within the consumer staples sector detracted from performance during the period. While the Lord Abbett portion of the Fund’s overweight within the sector contributed, as it was the best performing sector within the index, its lack of exposure to several rapidly appreciating companies within the sector detracted from relative performance. The Lord Abbett portion of the Fund’s position in MGP Ingredients, Inc., a manufacturer of food, beverage and specialty ingredients, also detracted. Shares of MGP Ingredients declined after it reported revenue and earnings that failed to meet investors’ expectations, as its sales of premium beverage alcohol declined year-over-year.
During the fourth quarter as the equity market correction ensued, we added to stable and defensive growth companies exhibiting technical support while trimming select secular and cyclical growth companies. We believe that many high growth companies are now more attractive as the sell-off of high growth stocks was overdone. We remain confident that segments of the U.S. economy that are in the midst of secular bull markets—such as e-commerce, biotechnology, and cloud software—will continue to lead global equity returns for the next decade, though we remain cautious. We have begun to rebuild positions in select secular growth stocks as we believe that improving fundamentals and moderate inflation levels will continue to support higher equity prices. The portion of the Fund sub-advised by Lord Abbett continues to be tilted towards areas of innovation and we remain active both in researching these companies and in determining optimal weightings, taking into account fundamental and technical factors. We are focused on identifying companies with sound business models, favorable industry conditions, competitive advantages, and competent management teams, and we continue to assess market sentiment and momentum factors to balance risk and opportunity.
Peregrine Commentary
2018 was a year of market extremes. Through the end of the third quarter, broad earnings strength in a healthy macroeconomic environment generated solidly positive returns for small cap growth stocks. However, this dynamic changed markedly in the fourth quarter. The market transitioned to a risk-off environment and concerns surrounding slowing economic growth both in the U.S. and abroad, as well as the potential impact of a global trade war and rising interest rates led to a sharp correction in small cap growth stocks.

Through these distinctly different market environments, Peregrine delivered strong relative performance, enabling the strategy to outperform for the full year. Healthcare was the top contributing sector to returns and was driven by strong stock selection in healthcare equipment, healthcare technology and biotechnology. Another area of strength was information technology, led by our software and services holdings. Industrials were the most significant detractor to performance for the year.
Our process has been consistent in its core philosophy and execution since the inception of the strategy nearly forty years ago. This extensive history gives us a unique insight into how the portion of the Fund sub-advised by Peregrine has and should be expected to perform across all market environments. Throughout the style’s history, our track record has included relatively short periods of underperformance. While painful when they inevitably occur, these shorter periods have historically been followed by much longer periods of sustained outperformance which have more than overwhelmed these shorter periods. We believe recent performance suggests that we are transitioning to a more favorable period for the style.
The views and opinions in this report were current as of December 31, 2018 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from September 10, 2015 (inception) through December 31, 2015.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2018 (unaudited)
	One Year	Five Year	Since Inception(a)
Institutional Class	-2.72%	N/A	5.43%
Investor Class	-2.99%	N/A	5.07%
(a) Fund commenced operations on September 10, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2018 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	28.42%
Technology	21.03
Industrial	14.74
Consumer, Cyclical	11.59
Financial	7.87
Communications	3.53
Basic Materials	2.17
Energy	0.95
Short Term Investments	9.70
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2018 to December 31, 2018).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/30/18)	(12/31/18)	(06/30/18–12/31/18)
Institutional Class
Actual	$1,000.00	$ 848.60	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$4.28
Investor Class
Actual	$1,000.00	$ 847.30	$5.57
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$6.06
* Expenses are equal to the Fund's annualized expense ratio of 0.84% for the Institutional Class shares and 1.19% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 185/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND (FORMERLY GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND)
Schedule of Investments
As of December 31, 2018
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.33%
8,616	Codexis Inc(a)(b)	$ 143,887
20,414	Orion Engineered Carbons SA	516,066
51,271	Platform Specialty Products Corp(a)	529,630
13,834	Steel Dynamics Inc	415,573
3,287	Universal Stainless & Alloy Products Inc(a)	53,282
		1,658,438
Communications — 3.80%
7,635	8x8 Inc(a)	137,735
16,509	Calix Inc(a)	160,963
21,342	Ciena Corp(a)	723,707
42,243	Houghton Mifflin Harcourt Co(a)	374,273
13,432	Mimecast Ltd(a)	451,718
9,849	Quantenna Communications Inc(a)	141,333
6,086	Upwork Inc(a)(b)	110,218
10,324	Zendesk Inc(a)	602,612
		2,702,559
Consumer, Cyclical — 12.49%
23,836	At Home Group Inc(a)	444,780
4,220	Burlington Stores Inc(a)	686,467
18,974	Copart Inc(a)	906,578
10,986	Dave & Buster's Entertainment Inc(b)	489,536
24,012	Eldorado Resorts Inc(a)(b)	869,475
52,872	Extended Stay America Inc	819,516
5,847	FirstCash Inc	423,030
9,671	Fox Factory Holding Corp(a)	569,332
16,257	G-III Apparel Group Ltd(a)	453,408
7,101	Gaia Inc(a)(b)	73,566
4,581	Habit Restaurants Inc Class A(a)(b)	48,100
39,488	International Game Technology PLC	577,709
11,585	KAR Auction Services Inc	552,836
2,049	LGI Homes Inc(a)(b)	92,656
4,445	Lions Gate Entertainment Corp Class A(b)	71,564
24,329	Lions Gate Entertainment Corp Class B	362,016
7,891	Lovesac Co(a)	181,020
7,862	Malibu Boats Inc Class A(a)	273,598
22,486	PetIQ Inc(a)(b)	527,746
26,398	Wabash National Corp	345,286
6,570	YETI Holdings Inc(a)(b)	97,499
		8,865,718
Consumer, Non-Cyclical — 30.62%
18,141	ACADIA Pharmaceuticals Inc(a)	293,340
4,933	Alnylam Pharmaceuticals Inc(a)	359,665
10,458	AMN Healthcare Services Inc(a)	592,550
1,820	Arena Pharmaceuticals Inc(a)	70,889
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
29,289	Array BioPharma Inc(a)(b)	$ 417,368
13,211	ASGN Inc(a)	720,000
18,489	AtriCure Inc(a)	565,763
2,500	Audentes Therapeutics Inc(a)	53,300
13,275	AxoGen Inc(a)	271,208
11,910	Care.com Inc(a)	229,982
24,055	CareDx Inc(a)	604,743
21,765	Central Garden & Pet Co Class A(a)	680,156
56,529	Cerus Corp(a)	286,602
7,027	Chefs' Warehouse Inc(a)(b)	224,724
3,965	Deciphera Pharmaceuticals Inc(a)	83,225
10,720	Denali Therapeutics Inc(a)(b)	221,475
6,294	DexCom Inc(a)	754,021
4,572	ElectroCore LLC(a)	28,621
7,003	Emergent BioSolutions Inc(a)	415,138
20,031	Flexion Therapeutics Inc(a)(b)	226,751
2,396	Galapagos NV Sponsored ADR(a)	219,809
11,296	Glaukos Corp(a)	634,496
6,939	HealthEquity Inc(a)	413,911
4,638	Homology Medicines Inc(a)(b)	103,706
5,991	ICF International Inc	388,097
5,749	ICON PLC(a)	742,828
4,576	Inogen Inc(a)	568,202
4,842	Inspire Medical Systems Inc(a)	204,575
4,258	Intellia Therapeutics Inc(a)	58,122
2,851	Intercept Pharmaceuticals Inc(a)	287,352
17,270	Intrexon Corp(a)(b)	112,946
7,156	Ionis Pharmaceuticals Inc(a)	386,853
4,195	iRhythm Technologies Inc(a)	291,469
21,054	LiveRamp Holdings Inc(a)(b)	813,316
10,724	Merit Medical Systems Inc(a)	598,506
9,486	MGP Ingredients Inc(b)	541,176
4,407	Mirati Therapeutics Inc(a)(b)	186,945
6,245	Monro Inc	429,344
3,411	MyoKardia Inc(a)	166,661
13,349	Myovant Sciences Ltd(a)	219,057
14,162	Natera Inc(a)	197,702
7,013	Neuronetics Inc(a)	135,702
10,468	Novocure Ltd(a)(b)	350,469
17,602	Nuvectra Corp(a)	287,617
27,474	OraSure Technologies Inc(a)	320,896
5,214	Pacira Pharmaceuticals Inc(a)	224,306
22,375	Performance Food Group Co(a)	722,041
14,392	Portola Pharmaceuticals Inc(a)(b)	280,932
2,117	Repligen Corp(a)	111,651
5,474	Rocket Pharmaceuticals Inc(a)(b)	81,125
16,139	Sangamo Therapeutics Inc(a)	185,276
7,869	SI-BONE INC(a)	164,383
7,772	Sientra Inc(a)	98,782
1,055	Spark Therapeutics Inc(a)(b)	41,293
4,365	Strategic Education Inc	495,078
17,461	Syneos Health Inc(a)	687,090
18,508	Tactile Systems Technology Inc(a)	843,039
9,305	Tandem Diabetes Care Inc(a)	353,311
10,331	Teladoc Inc(a)(b)	512,108

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND (FORMERLY GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND)
Schedule of Investments
As of December 31, 2018
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
2,490	uniQure NV(a)	$ 71,762
6,338	Vapotherm Inc(a)	126,443
5,698	Willdan Group Inc(a)	199,316
24,784	Wright Medical Group NV(a)	674,621
2,982	Xencor Inc(a)	107,829
		21,739,664
Energy — 1.02%
18,440	Berry Petroleum Corp(b)	161,350
3,870	DMC Global Inc	135,914
22,014	Parsley Energy Inc Class A(a)	351,784
6,057	Solaris Oilfield Infrastructure Inc Class A(b)	73,229
		722,277
Financial — 8.48%
11,962	Argo Group International Holdings Ltd	804,445
1,969	Bridge Bancorp Inc	50,190
2,345	Bryn Mawr Bank Corp	80,668
4,194	Byline Bancorp Inc(a)	69,872
3,766	CenterState Bank Corp	79,237
19,717	Essent Group Ltd(a)	673,927
12,315	Evercore Inc Class A	881,261
5,152	Focus Financial Partners Inc Class A(a)	135,652
5,199	Goosehead Insurance Inc Class A(a)(b)	136,682
4,560	Heritage Commerce Corp	51,710
11,621	QTS Realty Trust Inc REIT Class A	430,558
13,388	ServisFirst Bancshares Inc	426,676
13,508	Stifel Financial Corp	559,501
2,163	SVB Financial Group(a)	410,797
11,735	Triumph Bancorp Inc(a)	348,529
6,211	Trupanion Inc(a)(b)	158,132
14,496	Virtu Financial Inc Class A	373,417
4,378	Virtus Investment Partners Inc	347,745
		6,018,999
Industrial — 15.88%
10,467	AAR Corp	390,838
2,640	Aerovironment Inc(a)	179,388
9,688	AGCO Corp	539,331
14,957	AO Smith Corp	638,664
2,614	Badger Meter Inc	128,635
17,552	Boise Cascade Co	418,615
14,646	CIRCOR International Inc(a)(b)	311,960
8,081	Comtech Telecommunications Corp	196,692
3,597	Control4 Corp(a)(b)	63,307
4,658	Dycom Industries Inc(a)(b)	251,718
4,715	Echo Global Logistics Inc(a)	95,856
2,692	Federal Signal Corp	53,571
27,546	Gardner Denver Holdings Inc(a)	563,316
25,225	GasLog Ltd	415,203
Shares		Fair Value
Industrial — (continued)
31,179	Gates Industrial Corp PLC(a)	$ 412,810
9,145	Genesee & Wyoming Inc Class A(a)	676,913
38,271	GrafTech International Ltd	437,820
15,163	Granite Construction Inc	610,766
9,582	Hub Group Inc Class A(a)	355,205
3,388	Ichor Holdings Ltd(a)(b)	55,224
15,344	JELD-WEN Holding Inc(a)	218,038
15,470	Knight-Swift Transportation Holdings Inc(b)	387,833
37,452	Kratos Defense & Security Solutions Inc(a)	527,699
6,800	Masonite International Corp(a)	304,844
4,414	NV5 Global Inc(a)	267,268
2,924	OSI Systems Inc(a)	214,329
23,814	PGT Innovations Inc(a)	377,452
26,950	Schneider National Inc Class B	503,156
22,181	SPX Corp(a)	621,290
5,582	Tech Data Corp(a)	456,663
4,121	TriMas Corp(a)	112,462
10,174	US Concrete Inc(a)(b)	358,939
4,297	Vishay Precision Group Inc(a)	129,898
		11,275,703
Technology — 22.66%
33,270	Allscripts Healthcare Solutions Inc(a)	320,723
1,965	Alteryx Inc Class A(a)(b)	116,859
1,624	Appfolio Inc Class A(a)	96,173
6,094	Appian Corp(a)(b)	162,771
3,323	Apptio Inc Class A(a)(b)	126,141
6,254	Aquantia Corp(a)	54,848
2,311	athenahealth Inc(a)	304,890
22,517	Axcelis Technologies Inc(a)	400,803
10,068	Benefitfocus Inc(a)(b)	460,309
34,204	Box Inc Class A(a)	577,364
18,255	Cadence Design Systems Inc(a)	793,727
1,444	CEVA Inc(a)	31,898
19,650	Cloudera Inc(a)	217,329
14,145	Cornerstone OnDemand Inc(a)	713,332
8,765	CyberArk Software Ltd(a)	649,837
57,504	Cypress Semiconductor Corp	731,451
5,267	Endava PLC Sponsored ADR(a)	127,672
6,945	Everbridge Inc(a)	394,198
25,194	Evolent Health Inc Class A(a)	502,620
4,110	Five9 Inc(a)	179,689
28,794	FormFactor Inc(a)	405,708
18,139	Hortonworks Inc(a)	261,564
7,514	Kornit Digital Ltd(a)(b)	140,662
15,238	Lumentum Holdings Inc(a)	640,148
7,951	Medidata Solutions Inc(a)	536,056
8,883	Nanometrics Inc(a)	242,772
5,929	New Relic Inc(a)	480,071
37,636	Nuance Communications Inc(a)	497,924
10,903	PTC Inc(a)	903,859
18,102	RealPage Inc(a)	872,335
6,392	SendGrid Inc(a)	275,943

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND (FORMERLY GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND)
Schedule of Investments
As of December 31, 2018
Shares		Fair Value
Technology — (continued)
9,846	Silicon Motion Technology Corp ADR	$ 339,687
20,232	SS&C Technologies Holdings Inc	912,666
7,786	SVMK Inc(a)(b)	95,534
6,849	Tabula Rasa HealthCare Inc(a)	436,692
5,894	Talend SA ADR(a)	218,550
17,585	Teradyne Inc	551,817
2,097	Ultimate Software Group Inc(a)	513,492
4,964	Upland Software Inc(a)	134,922
8,662	Vocera Communications Inc(a)	340,850
17,868	Zuora Inc Class A(a)(b)	324,126
		16,088,012
TOTAL COMMON STOCK — 97.28% (Cost $73,287,656)		$69,071,370
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 10.45%
$ 369,567	Undivided interest of 21.58% in a repurchase agreement (principal amount/value $1,714,514 with a maturity value of $1,714,795) with JP Morgan Securities, 2.95%, dated 12/31/18 to be repurchased at $369,567 on 1/2/19 collateralized by a U.S. Treasury security, 1.13%, 2/28/21, with a value of $1,748,805.(c)	369,567
1,762,264	Undivided interest of 3.17% in a repurchase agreement (principal amount/value $55,684,707 with a maturity value of $55,694,050) with RBC Capital Markets Corp, 3.02%, dated 12/31/18 to be repurchased at $1,762,264 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 7.00%, 10/1/25 - 10/20/48, with a value of $56,798,401.(c)	1,762,264
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$1,762,264	Undivided interest of 38.02% in a repurchase agreement (principal amount/value $4,643,146 with a maturity value of $4,643,907) with Mizuho Securities (USA) LLC, 2.95%, dated 12/31/18 to be repurchased at $1,762,264 on 1/2/19 collateralized by various U.S. Government Agency securities, 2.00% - 5.50%, 2/1/31 - 2/20/48, with a value of $4,736,009.(c)	$ 1,762,264
1,762,264	Undivided interest of 4.88% in a repurchase agreement (principal amount/value $36,206,342 with a maturity value of $36,212,376) with Merrill Lynch, Pierce, Fenner & Smith, 3.00%, dated 12/31/18 to be repurchased at $1,762,264 on 1/2/19 collateralized by various U.S. Government Agency securities, 2.73% - 5.50%, 1/1/34 - 1/1/49, with a value of $36,930,469.(c)	1,762,264
1,762,264	Undivided interest of 8.89% in a repurchase agreement (principal amount/value $19,865,806 with a maturity value of $19,869,139) with Citigroup Global Markets Inc, 3.02%, dated 12/31/18 to be repurchased at $1,762,264 on 1/2/19 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 2.50% - 8.00%, 1/25/19 - 7/15/60, with a value of $20,263,122.(c)	1,762,264
SHORT TERM INVESTMENTS — 10.45% (Cost $7,418,623)		$ 7,418,623
TOTAL INVESTMENTS — 107.73% (Cost $80,706,279)		$76,489,993
OTHER ASSETS & LIABILITIES, NET — (7.73)%		$ (5,491,542)
TOTAL NET ASSETS — 100.00%		$70,998,451

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2018.
(c)	Collateral received for securities on loan.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2018
Great-West Small Cap Growth Fund (formerly Great-West Multi-Manager Small Cap Growth Fund)
ASSETS:
Investments in securities, fair value (including $7,301,031 of securities on loan)(a)	$69,071,370
Repurchase agreements, fair value(b)	7,418,623
Cash	2,345,327
Dividends receivable	27,021
Subscriptions receivable	1,719
Receivable for investments sold	51,911
Total Assets	78,915,971
LIABILITIES:
Payable for director fees	4,279
Payable for other accrued fees	39,484
Payable for shareholder services fees	1,817
Payable to investment adviser	44,507
Payable upon return of securities loaned	7,418,623
Redemptions payable	408,810
Total Liabilities	7,917,520
NET ASSETS	$70,998,451
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$790,615
Paid-in capital in excess of par	75,065,983
Total distributable earnings	(4,858,147)
NET ASSETS	$70,998,451
NET ASSETS BY CLASS
Investor Class	$6,346,526
Institutional Class	$64,651,925
CAPITAL STOCK:
Authorized
Investor Class	15,000,000
Institutional Class	50,000,000
Issued and Outstanding
Investor Class	712,623
Institutional Class	7,193,531
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.91
Institutional Class	$8.99
(a) Cost of investments	$73,287,656
(b) Cost of repurchase agreements	$7,418,623
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2018
Great-West Small Cap Growth Fund (formerly Great-West Multi-Manager Small Cap Growth Fund)
INVESTMENT INCOME:
Interest	$11,866
Income from securities lending	88,028
Dividends	394,178
Foreign withholding tax	(760)
Total Income	493,312
EXPENSES:
Management fees	643,306
Shareholder services fees – Investor Class	23,722
Audit and tax fees	28,642
Custodian fees	36,540
Director's fees	18,081
Legal fees	2,762
Pricing fees	652
Registration fees	22,795
Shareholder report fees	509
Transfer agent fees	7,409
Other fees	111
Total Expenses	784,529
Less amount waived by investment adviser	110,177
Net Expenses	674,352
NET INVESTMENT LOSS	(181,040)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	14,375,217
Net change in unrealized depreciation on investments	(14,530,599)
Net Realized and Unrealized Loss	(155,382)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(336,422)
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2018 and 2017
Great-West Small Cap Growth Fund (formerly Great-West Multi-Manager Small Cap Growth Fund)	2018	2017
OPERATIONS:
Net investment loss	$(181,040)	$(157,604)
Net realized gain	14,375,217	6,845,648
Net change in unrealized appreciation (depreciation)	(14,530,599)	4,500,221
Net Increase (Decrease) in Net Assets Resulting from Operations	(336,422)	11,188,265
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(1,306,443)	(232,843) (a)
Institutional Class	(13,438,512)	(2,450,024) (b)
From Net Investment Income and Net Realized Gains	(14,744,955)	(2,682,867)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	5,672,018	1,116,978
Institutional Class	38,623,937	9,661,198
Shares issued in reinvestment of distributions
Investor Class	1,306,443	232,843
Institutional Class	13,438,512	2,450,024
Shares redeemed
Investor Class	(4,391,505)	(2,137,550)
Institutional Class	(27,821,210)	(13,114,756)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	26,828,195	(1,791,263)
Total Increase in Net Assets	11,746,818	6,714,135
NET ASSETS:
Beginning of year	59,251,633	52,537,498
End of year	$70,998,451	$59,251,633
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	459,950	102,115
Institutional Class	3,175,609	883,974
Shares issued in reinvestment of distributions
Investor Class	147,728	19,987
Institutional Class	1,506,902	208,868
Shares redeemed
Investor Class	(338,649)	(195,846)
Institutional Class	(2,122,864)	(1,181,582)
Net Increase (Decrease)	2,828,676	(162,484)
(a)	For the year ended December 31, 2017, total distributions from the Investor Class consisted of net investment income of $0 and net realized gains of $232,843. The SEC eliminated the requirement to disclose the breakout of distributions from net investment income and realized gain/loss in 2018.
(b)	For the year ended December 31, 2017, total distributions from the Institutional Class consisted of net investment income of $0 and net realized gains of $2,450,024. The SEC eliminated the requirement to disclose the breakout of distributions from net investment income and realized gain/loss in 2018.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND (FORMERLY GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND)
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2018	$11.59	(0.07)	(0.31)	(0.38)	-	(0.62)	(1.68)	(2.30)	$ 8.91	(2.99%)
12/31/2017	$ 9.99	(0.07)	2.22	2.15	-	-	(0.55)	(0.55)	$11.59	21.49%
12/31/2016	$ 9.36	(0.03)	0.66	0.63	-	-	-	-	$ 9.99	6.73%
12/31/2015 (d)	$10.00	(0.02)	(0.62)	(0.64)	-	-	-	-	$ 9.36	(6.40%) (e)
Institutional Class
12/31/2018	$11.68	(0.03)	(0.32)	(0.35)	-	(0.66)	(1.68)	(2.34)	$ 8.99	(2.72%)
12/31/2017	$10.03	(0.03)	2.23	2.20	-	-	(0.55)	(0.55)	$11.68	21.91%
12/31/2016	$ 9.37	0.00 (f)	0.68	0.68	(0.01)	(0.01)	-	(0.02)	$10.03	7.16%
12/31/2015 (d)	$10.00	(0.01)	(0.62)	(0.63)	-	-	-	-	$ 9.37	(6.30%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2018	$ 6,347	1.64%	1.19%	(0.55%)	86%
12/31/2017	$ 5,142	1.51%	1.21%	(0.60%)	119%
12/31/2016	$ 5,170	1.25%	1.25%	(0.31%)	91%
12/31/2015 (d)	$ 7,050	1.25% (h)	1.25% (h)	(0.63%) (h)	25% (e)
Institutional Class
12/31/2018	$64,652	0.95%	0.84%	(0.20%)	86%
12/31/2017	$54,110	0.99%	0.86%	(0.25%)	119%
12/31/2016	$47,367	0.90%	0.90%	0.03%	91%
12/31/2015 (d)	$42,726	0.90% (h)	0.90% (h)	(0.28%) (h)	25% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on September 10, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Amount was less than $0.01 per share.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND (FORMERLY GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND)
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-five funds. Interests in the Great-West Small Cap Growth Fund (Formerly Great-West Multi-Manager Small Cap Growth Fund) (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2018

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2018, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 69,071,370	$ —	$ —	$ 69,071,370
Short Term Investments	—	7,418,623	—	7,418,623
Total Assets	$ 69,071,370	$ 7,418,623	$ 0	$ 76,489,993
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2018

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	2018	2017
Ordinary income	$3,718,028	$-
Long-term capital gain	11,026,927	2,682,867
	$14,744,955	$2,682,867
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $2,741 from Paid-in capital to Total distributable earnings for December 31, 2018. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	130
Capital loss carryforwards	—
Post-October losses	(26,111)
Net unrealized depreciation	(4,832,166)
Tax composition of capital	$(4,858,147)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(26,111)

Annual Report - December 31, 2018

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2018 were as follows:
Federal tax cost of investments	$81,322,159
Gross unrealized appreciation on investments	6,294,119
Gross unrealized depreciation on investments	(11,126,285)
Net unrealized depreciation on investments	$(4,832,166)
Application of Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, “Fair-Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (ASU No. 2018-13). ASU No. 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. The disclosure changes in ASU 2018-13 are effective for the first interim or annual period beginning after December 15, 2019. Early adoption is permitted for any eliminated or modified disclosures. The Fund has evaluated the impact of ASU No. 2018-13 and has adopted the changes into these financial statements. These changes are reflected in Note 1.
In October 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. The Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund's adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Fund's financial position or the results of its operations.
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.83% of the Fund’s average daily net assets up to $1 billion dollars, 0.78% of the Fund’s average daily net assets over $1 billion dollars and 0.73% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.84% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2019 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2018, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Recoupment of Past Reimbursed Fees by the Adviser
$80,351	$110,177	$0
The Adviser and Great-West Funds have entered into sub-advisory agreements with Peregrine Capital Management LLC. and Lord, Abbett & Co LLC. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.

Annual Report - December 31, 2018

Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-five funds for which they serve as directors was $990,000 for the year ended December 31, 2018.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $73,760,965 and $62,516,616, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2018, the Fund had securities on loan valued at $7,301,031 and received collateral as reported on the Statement of Assets and Liabilities of $7,418,623 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2018, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2018, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Small Cap Growth Fund (formerly known as the Great-West Multi-Manager Small Cap Growth Fund) (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 22, 2019
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2018, 6% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 75	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	65	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 75	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	65	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 64	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	65	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	65	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 55	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	65	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 62	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 44	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 51	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 37	Senior Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 43	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a sub-adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, the sub-adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a sub-adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a sub-adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $834,600 for fiscal year 2017 and $1,059,880 for fiscal year 2018.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $50,000 for fiscal year 2017 and $60,000 for fiscal year 2018. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2017 and $0 for fiscal year 2018.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2017 equaled $1,480,500 and for fiscal year 2018 equaled $1,167,000.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on March 1, 2017 (File No. 2-75503).
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 22, 2019